                                  VOTING AGREEMENT

     This VOTING AGREEMENT (the "AGREEMENT") is made and entered into this 26th day of July 1999, by and among DAOU Systems, Inc., a Delaware corporation (the "COMPANY"), Daniel J. Daou and Georges J. Daou (the "SHAREHOLDERS"), and the persons listed on EXHIBIT A hereto (the "INVESTORS").

                                    WITNESSETH:

     WHEREAS, the Shareholders are the beneficial owners of shares of the Common Stock of the Company; and

     WHEREAS, the Company proposes to sell shares of its Series A Preferred Stock (the "SERIES A PREFERRED STOCK") to the Investors pursuant to the Series A Preferred Stock Purchase Agreement of even date herewith (the "FINANCING"); and

     WHEREAS, in connection with the consummation of the Financing, the Company, the Shareholders and the Investors have agreed to provide for the future voting of capital stock of the Company, solely with respect to (1) the election of directors of the Company, as set forth below, and (2) certain corporate transactions, described below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE I

                                        VOTING

     1.01. The Shareholders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof or hereafter acquired (hereinafter collectively referred to as the "VOTING SHARES") subject to, and to vote the Voting Shares in accordance with, the provisions of this Agreement.

     1.02. Each time the shareholders of the Company meet, or act by written consent in lieu of meeting, for the purpose of electing directors, each of the Shareholders agrees to vote the Voting Shares and to otherwise use their respective best efforts for the election of one nominee designated by Galen Partners III, L.P. ("GALEN") as a director of the Company (collectively, the "INVESTORS' NOMINEE").

     Each of the Shareholders shall vote for the Investors' Nominee as many of the Voting Shares as are necessary to elect such Nominee as a director of the Company, assuming that each Investor also votes all of its shares as set forth in this Section 1.02. The Company shall furnish written notice to the Shareholders and the Investors at least twenty (20) days prior to any such meeting or proposed action by written consent in lieu of meeting. Galen shall furnish written notice to each of the Shareholders and to the Board of Directors, no later than ten (10) days following receipt of the Company's notice of any such meeting, or proposed action by written consent in lieu of meeting, of the name of the Investor's Nominee designated by them. In the absence of such notice, the director then serving on behalf of and/or previously nominated by Galen in accordance with this Section 1.02 shall be deemed to be the Investors' Nominee.

     1.03. Each time the shareholders of the Company meet, or act by written consent in lieu of meeting, for the purpose of voting on the dissolution and liquidation of the Company or a merger or consolidation of the Company with or into, or the sale of all or substantially all of the Company's Common Stock or assets to another corporation or entity (each, a "LIQUIDATION"), each of the Shareholders agrees to vote the Voting Shares and to otherwise use their respective best efforts in favor of such Liquidation, provided that a majority of directors then constituting the Board of Directors have voted to approve such Liquidation.

     1.04. Except as provided by this Agreement, each Shareholder shall exercise the full rights of a shareholder with respect to the Voting Shares.

                                      ARTICLE II

                                 EFFECT; TERMINATION

     2.01. This Agreement shall continue in full force and effect with respect to the Voting Shares from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety;

            (a)     ten (10) years from the date hereof;

            (b) the date as of which Investors holding at least a majority in interest of all shares of the Company's stock then held by all Investors agree in writing to the termination of this Agreement;

            (c) the date as of which Galen, together with its affiliates, cease to hold, in the aggregate, at least twenty-five percent (25%) of the Series A Preferred Stock which it originally purchased in the Financing or a corresponding amount of the Company's Common Stock into which the Series A Preferred Stock is convertible.

                                     ARTICLE III

                                    MISCELLANEOUS

     3.01. Each Shareholder represents and warrants to the Investors hereto that such Shareholder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Shareholder enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

     3.02. The parties hereto hereby declare that the terms of this Agreement shall be specifically enforceable.

     3.03. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware.

     3.04. This Agreement may be amended only by an instrument in writing signed by a majority in interest of the Investors, provided that no amendment shall be made which would adversely affect a Shareholder without such Shareholder's written consent.

     3.05. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     3.06. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitutes one and the same agreement.

     3.07. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.


                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       DAOU SYSTEMS, INC.


                                       By: /s/ Larry D. Grandia
                                          ------------------------------------
                                                       President


                                       SHAREHOLDERS:

                                             /s/ Georges J. Daou
                                       ---------------------------------------
                                                       Georges J. Daou

                                             /s/ Daniel J. Daou
                                       ---------------------------------------
                                                       Daniel J. Daou



                                       INVESTORS:

                                       GALEN PARTNERS III, L.P.


                                       By: /s/ Bruce F. Wesson
                                          ------------------------------------
                                       Title
                                            ----------------------------------


                                       GALEN PARTNERS INTERNATIONAL III,


                                       By: /s/ Bruce F. Wesson
                                          ------------------------------------
                                       Title
                                            ----------------------------------


                                       GALEN EMPLOYEE FUND III, L.P.


                                       By: /s/ Bruce F. Wesson
                                          ------------------------------------
                                       Title
                                            ----------------------------------


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                         [SIGNATURE PAGE TO VOTING AGREEMENT]

                                      EXHIBIT A
                                          TO
                                   VOTING AGREEMENT





Galen Associates III, L.P.
Galen Associates International III, L.P.
Galen Employee Fund III, L.P.













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